First Investors Strategic Income Fund		Ticker Symbols
Summary Prospectus	January 31, 2018	Class A: FSIFX
Advisor Class: FSIHX
Supplemented as of June 1, 2018
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find this and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, at www.foresters.com/prospectuses. You can also get this information at no cost by calling 1(800)423-4026 or by e-mailing investorservices@foresters.com. The Fund’s prospectus and SAI, dated January 31, 2018, as each may be amended or supplemented, and the financial statements in the annual report to shareholders, dated September 30, 2017, are incorporated herein by reference.

Investment Objective: The Fund seeks a high level of current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $50,000 in certain classes of shares of certain First Investors Funds. More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 226 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-60 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%[1]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Advisor Class
Management Fees	0.05%	0.05%
Distribution and Service (12b-1) Fees	0.30%	None
Other Expenses	0.22%	0.13%
Acquired (Underlying) Fund Fees and Expenses	0.68%	0.68%
Total Annual Fund Operating Expenses	1.25%	0.86%
1. A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$522	$781	$1,059	$1,851
Advisor Class shares	$88	$274	$477	$1,061

Portfolio Turnover: The Fund does not pay transaction costs when it buys and sells shares of the Underlying Funds managed by the Adviser (as defined further below). However, each Underlying Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Underlying Funds and their shareholders, including the Fund, and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies: The Fund is a “fund-of-funds” and seeks to achieve its investment objective by investing primarily in a combination of underlying funds that currently exist or may become available for investment in the future for which Foresters Investment Management Company, Inc. (the “Adviser” or “FIMCO”), acts as the investment adviser (“Underlying Funds”). The Fund may invest in unaffiliated funds, which are also considered to be Underlying Funds.
The Fund has the flexibility to invest in various combinations of Underlying Funds and will have exposure to a variety of fixed income securities, floating rate securities, equity securities, and other instruments by investing through a combination of the Underlying Funds. The income-related Underlying Funds are currently composed of the First Investors Government Cash Management Fund, First Investors Limited Duration Bond Fund, First Investors Government Fund, First Investors Investment Grade Fund, First Investors Fund For Income, First Investors Floating Rate Fund, First Investors International Opportunities Bond Fund, First Investors Tax Exempt Income Fund and First Investors Tax Exempt Opportunities Fund (“Underlying Income Funds”). The Underlying Income Funds may invest in fixed income securities of any maturity, including U.S. Government securities, U.S. Government-sponsored enterprise (“GSE”) securities, which may not be backed by the full faith and credit of the U.S. Government, corporate bonds, municipal securities, mortgage-backed securities, asset-backed securities, below investment grade debt securities (commonly known as “high yield debt securities” or “junk bonds”), high yield secured floating rate loans and/or bonds, sovereign debt and currencies of developed and emerging market countries, futures, options, forward foreign currency contracts, inverse floaters and/or interest rate swaps. The First Investors Tax Exempt Income Fund and First Investors Tax Exempt Opportunities Fund primarily invest in municipal securities that pay interest that is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax (“AMT”). An Underlying Fund may, at times, engage in short-term trading, which may result in high portfolio turnover. The equity-related Underlying Funds are currently composed of the First Investors Equity Income Fund, which primarily invests in dividend-paying stocks of any size company, the First Investors Real Estate Fund, which primarily invests in securities issued by real estate investment trusts (“REITs”), and the First Investors Covered Call Strategy Fund and the First Investors Premium Income Fund, each of which invests in a portfolio of equity securities and writes (sells) call options on those securities (“Underlying Equity Funds”).
The Fund will primarily invest in the Underlying Income Funds. While the percentage of allocation to each Underlying Fund is flexible, under normal conditions, the Fund will invest approximately 95% (within a range of 85%-100%) of its net assets in the Underlying Income Funds and approximately 5% (within a range of 0%-15%) of its net assets in the Underlying Equity Funds. The Fund anticipates that it will invest a significant portion of its net assets in the First Investors Limited Duration Bond Fund, First Investors Investment Grade Fund, First Investors Fund For Income, First Investors Floating Rate Fund, First Investors Government Fund and First Investors International Opportunities Bond Fund and, to a lesser degree, in the First Investors Government Cash Management Fund,

First Investors Tax Exempt Income Fund, First Investors Tax Exempt Opportunities Fund, First Investors Equity Income Fund, First Investors Real Estate Fund, First Investors Covered Call Strategy Fund and First Investors Premium Income Fund. Based on this allocation, the Fund, under normal conditions, is expected to have significant exposure to the Underlying Funds’ investments in below investment grade debt securities and debt securities of foreign issuers.
The Fund will invest in particular Underlying Funds based on various criteria. The Fund will adjust the allocation to the Underlying Funds based upon a relative value analysis that takes into account, among other things, the Underlying Funds’ respective investment objectives, policies, investment strategies and asset class and sector exposures in light of the overall outlook for the economy. In particular, the relative value analysis looks at the historical relationships among different asset classes and sectors as well as the macroeconomic outlook, interest rate forecasts, relative valuation levels in the equity and fixed income markets, and predicted areas of economic growth. While the Fund can invest in any or all of the Underlying Funds, the Fund may not be invested in any one of the Underlying Funds at any particular time. In addition to investments in the Underlying Funds, the Fund may also invest directly in commercial paper, short-term corporate bonds and notes, floating and variable rate notes, and all types of U.S. Government Securities. U.S. Government Securities include: (a) U.S. Treasury obligations, (b) securities issued or guaranteed by U.S. Government agencies or instrumentalities backed by the full faith and credit of the U.S. Government, and (c) securities issued or guaranteed by agencies or instrumentalities sponsored by Congress but not guaranteed by the U.S. Government and are backed solely by the credit of the issuing agency or instrumentality or the right to borrow from the U.S. Treasury, such as mortgage-backed securities issued by the Federal National Mortgage Association ('Fannie Mae') and Federal Home Loan Mortgage Corporation ('Freddie Mac'). The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to adjust interest rate risk (i.e., either increasing or decreasing the average weighted duration of the Fund’s investments).
The particular Underlying Funds in which the Fund may invest, the particular ranges and investments in the Underlying Funds may change from time to time without shareholder approval or notice. The Fund may invest up to 5% of its total assets in additional Underlying Funds that are not specifically described herein.
Principal Risks of the Fund: You can lose money by investing in the Fund. There is no guarantee that the Fund will meet its investment objective. The Fund should not be relied upon as a complete investment program. Stated allocations may be subject to change. Here are the principal risks of investing in the Fund:
Affiliated Persons. The Adviser will have the authority to select and substitute Underlying Funds. The Adviser, Foresters Financial Services, Inc. (“FFS”), a broker-dealer affiliated with the Adviser and the principal underwriter of the First Investors Funds, and their affiliates are compensated by the Fund and by the Underlying Funds for advisory, principal underwriting services and other services provided. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to the Adviser and its affiliates by the Underlying Funds differ and because the Adviser is also responsible for managing the Underlying Funds. The portfolio manager may also be subject to conflicts of interest in allocating Fund assets among the various Underlying Funds because the Fund’s portfolio manager may manage some of the Underlying Funds and may receive compensation for managing those Underlying Funds. The Trustees and officers of the Underlying Funds may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the portfolio manager’s skill in determining the

Fund’s asset allocation mix and selecting the Underlying Funds. There is the possibility that the portfolio manager’s selection of Underlying Funds and allocation of the Fund’s assets among the Underlying Funds may cause the Fund to perform differently than the overall market and may not meet the portfolio manager’s expectations.
Direct Investments. Since the Fund may invest directly in commercial paper, short-term corporate bonds and notes, floating and variable rate notes, U.S. Government Securities, U.S. Treasury futures and options on U.S. Treasury futures, the Fund may be subject to Call Risk, Credit Risk, Derivatives Risk, Interest Rate Risk, Liquidity Risk, Market Risk, Prepayment and Extension Risk, Security Selection Risk and Yield Risk. These risks are described with respect to the Underlying Funds below.
Expenses. By investing in the Underlying Funds indirectly through the Fund, shareholders will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.
Investing in the Underlying Funds. The investments of the Fund are focused on the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Adviser.
Investments of the Underlying Funds. Because the Fund invests in the Underlying Funds, the Fund’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of the assets the Fund allocates to those Underlying Funds. See “Principal Risks of the Underlying Funds” below.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Principal Risks of the Underlying Funds:
The target and asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Fund to be subject to additional or different risks than the risks listed below. Here are the principal risks of investing in the Underlying Funds:
American Depositary Receipts Risk. ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity and more volatility, governmental regulations, and the potential for political and economic instability.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by an Underlying Fund may “call” or repay the security before its stated maturity, and the Underlying Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Underlying Fund’s income.
Call Options Risk. Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, an Underlying Fund will lose money if the exercise price of an option is below the market price of the asset on which the option was written and the premium received by the Underlying Fund for writing the option is insufficient to make up for that loss. The Underlying Fund will also give up the opportunity to benefit from potential increases in the value of an Underlying Fund asset above the option’s exercise price. Nevertheless, the Underlying Fund will continue to bear the risk of declines in the value of the covered assets. Writing call options may expose an Underlying Fund to significant additional costs.
Credit Risk. A debt issuer may become unable or unwilling to pay interest or principal when due. The prices of debt securities are affected by the issuer’s credit quality and, in the case of mortgage-backed and asset-backed securities, the credit quality of the underlying loans or, in the case of insured securities, the quality of the insurer. Securities issued by GSEs are supported only by the credit of the issuing entity. For municipal securities, an issuer’s ability to pay interest and principal may be adversely affected by a variety of factors, such as economic, political, regulatory, or legal developments; a credit rating downgrade or other adverse news about the issuer.
Currency Risk. The value of foreign currency denominated investments increases or decreases as exchange rates change. Currency exchange rates can be volatile, and are affected by factors such as economic conditions, actions by U.S. and foreign governments or central banks, the imposition of currency controls and other political or regulatory conditions.
Derivatives Risk. Investments in derivatives, such as inverse floaters, interest rate swaps, futures and options, involve a number of risks, such as possible default by the counterparty to the transaction, incorrect judgment by the portfolio manager as to certain market or interest rate movements and the potential of greater losses than if these techniques had not been used. These investments can also increase the volatility of returns and cause exposure to significant additional costs. Derivatives may be difficult to sell, unwind or value.
Dividend Risk. At times, an Underlying Fund may not be able to identify attractive dividend-paying stocks. The income received by an Underlying Fund will fluctuate due to the amount of dividends that companies elect to pay.
Emerging Markets Risk. The risks of an Underlying Fund that invests in foreign securities are heightened when investing in emerging or developing markets. The economies and political environments of emerging or developing countries tend to be more unstable resulting in more volatile rates of returns than developed markets and substantially greater risk.
Exchange-Traded Funds Risk. The risks of investing in ETFs typically reflect the risks of the types of instruments in which the ETFs invest. In addition, because ETFs are investment companies, an Underlying Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Underlying Fund’s, and thereby the Fund’s, expenses may be higher and performance may be lower.
Floating Rate Loan Risk. The value of any collateral securing a floating rate loan may decline, be insufficient to meet the borrower’s obligations, or be difficult or costly to liquidate. It may take significantly longer than 7 days for investments in floating rate loans to settle, which can adversely affect an Underlying Fund’s and, thereby the Fund’s ability to timely honor redemptions. In the event of a default, an Underlying Fund may have difficulty collecting on any collateral and a floating rate loan can decline significantly in value. An Underlying Fund’s access to collateral may also be limited by bankruptcy or other insolvency laws. Although senior loans may be senior to equity and debt securities in the borrower’s equity structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. If a floating rate loan is acquired through an assignment, an Underlying Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. High yield floating rate loans usually are more credit sensitive. Floating rate loans may not be considered securities for certain purposes of the federal securities laws and purchasers, such as an Underlying Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Foreign Loan Risk. A loan and/or bond issued by a foreign corporation or subsidiary may be subject to risks associated with regulatory, economic and political conditions of the issuer’s foreign country and, in the event of default, it may be difficult for an Underlying Fund to pursue its rights against the issuer in that country’s courts.
Foreign Securities Risk. There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in exchange rates, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding an issuer’s financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential capital restrictions. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government and some foreign governments may default on principal and interest payments. To the extent an Underlying Fund invests significantly in securities of a single country or region, it is more likely to be affected by events or conditions of that area. As a result, it may be more volatile than a more geographically diversified fund.
High Portfolio Turnover Risk. High portfolio turnover could increase an Underlying Fund’s transaction costs, result in taxable distributions to shareholders, including the Fund, and negatively impact its, and thus the Fund’s, performance.
High Yield Securities Risk. High yield debt securities (commonly known as “junk bonds”), including floating rate loans, have greater credit risk than higher quality debt securities because their issuers may not be as financially strong. High yield securities are inherently speculative due to the risk associated with the issuer’s ability to make principal and interest payments. During times of economic stress, high yield securities issuers may be unable to access credit to refinance their bonds or meet their credit obligations.
Industry Concentration Risk. An Underlying Fund’s strategy of concentrating its investments in issuers engaged in a single industry means that the Underlying Fund’s performance will be closely tied to the performance of that market segment. The Underlying Fund will be more susceptible to adverse economic, market, political or regulatory occurrences affecting such industry than a less concentrated fund.
Interest Rate Risk. In general, when interest rates rise, the market values of debt, municipal securities, real estate and real estate companies decline, and when interest rates decline, market values of debt, municipal securities, real estate and real estate companies increase. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening an Underlying Fund’s exposure to the risks associated with rising interest rates. Securities with longer maturities and durations are generally more sensitive to interest rate changes and an Underlying Fund that typically invests in them will have a higher degree of interest rate risk. The yield of an Underlying Fund may decline if interest rates decline. Floating rate securities may be less sensitive than fixed-rate instruments to interest rate changes, but they could remain sensitive over the short-term to interest rate changes. The interest rates on floating rate securities adjust periodically and may not correlate to prevailing interest rates during the periods between rate adjustments.
Liquidity Risk. An Underlying Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause an Underlying Fund’s investments to become less liquid and subject to erratic price movements. This risk is particularly acute for foreign securities that are traded in smaller, less-developed or emerging markets. High yield securities and loans also tend to be less liquid. In the case of assignments of syndicated bank loans, such loans may be less liquid at times because of potential delays in the settlement process or restrictions on resale. Floating rate loans may be less liquid at times since they are generally subject to legal or contractual restrictions on resale and may trade infrequently. During times of market stress, it may be difficult to sell municipal securities at reasonable prices. In the case of real estate companies and REITs, the risk is heightened for issuers with smaller market capitalizations, limited investments, larger amounts of debt, or higher levels of exposure to sub-prime mortgages.
Market Risk. The prices of an Underlying Fund’s investments may decline or experience volatility over short or even extended periods due to general economic and market conditions, an economic downturn, adverse political or regulatory developments or a change in interest rates. This risk also applies to the high yield bond market which can experience sharp price swings due to a variety of factors, including stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology. While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that an Underlying Fund’s overall portfolio will be less volatile than the general stock market. Adverse market events may lead to increased redemptions, which could cause an Underlying Fund to experience a loss or difficulty in selling securities to meet redemptions. Supply issues could arise within the U.S. Treasury securities market as demand increases for U.S. government securities.
Mid-Size and Small-Size Company Risk. The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid-and small-size companies tend to experience sharper price fluctuations. At times, it may be difficult for an Underlying Fund to sell mid- to small-size company stocks at reasonable prices.
Money Market Fund Risk. Although an Underlying Fund that is a money market fund seeks to preserve a $1.00 per share net asset value, it cannot guarantee it will do so. The sponsor to any such Underlying Fund has no legal obligation to provide financial support to the Underlying Fund and investors in the Underlying Fund should not expect that the sponsor will provide support to the Underlying Fund at any time.
Municipal Securities Risk. An Underlying Fund’s return on investments in municipal securities will be impacted by events that affect the municipal securities markets, including legislative, political, or judicial developments that are perceived to have a negative effect on municipal securities and economic conditions that threaten the ability of municipalities to raise taxes or obtain the other sources of revenue that back their securities.
Non-Diversification Risk. An Underlying Fund that is non-diversified may have its assets invested in a limited number of issuers and its performance may be substantially impacted by the change in value of even a single holding. The share price of such an Underlying Fund can therefore be expected to fluctuate more than the share price of a diversified fund.
Prepayment and Extension Risk. To the extent an Underlying Fund invests in mortgage-backed or other asset-backed securities or in mortgage or hybrid REITs, it is subject to prepayment and extension risk. When interest rates decline, borrowers tend to refinance their loans and mortgages. When this occurs, the loans that back certain securities and mortgages may suffer a higher rate of prepayment and a REIT’s income and share price may decline. This could cause a decrease in the Underlying Fund’s income and share price. Conversely, when interest rates rise, borrowers tend to repay their loans and mortgages less quickly, which generally will increase a REIT and Underlying Fund’s sensitivity to interest rates and their potential for price declines.
Real Estate Investments Risk. An Underlying Fund that invests in securities of companies engaged in the real estate industry is subject to the risks related to investments in real estate, including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
REIT Risk. In addition to the risks associated with the real estate industry, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for federal tax-free “pass through” of net income and net realized gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses, and an Underlying Fund will indirectly bear a proportionate share of those fees and expenses.
Repurchase Agreement Risk. If the seller in a repurchase agreement transaction defaults on its obligation to repurchase a security at a mutually agreed-upon time and price, the Underlying Fund may suffer delays, incur costs and lose money in exercising its rights under the agreement.
Sector Risk. An Underlying Fund may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.
Security Selection Risk. Securities selected by a portfolio manager may perform differently than the overall market or may not meet expectations. Declines in certain stocks could detract from the returns of an Underlying Fund that sells covered call options even when the broad market is flat or increasing and the Underlying Fund’s call option writing strategy may make it difficult for the Underlying Fund to dispose of underperforming securities.
Sovereign and Quasi-Sovereign Debt Securities Risk. The issuer of the sovereign debt or the authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and an Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and an Underlying Fund’s net asset value, may be volatile.
Supranational Risk. Obligations of supranational organizations are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational organization that are denominated in foreign currencies will also be subject to the risks associated with investment in foreign currencies.
Tax Risk. The writing of call options by an Underlying Fund may significantly reduce or eliminate its, and thereby the Fund’s, dividends that generally are taxable to non-corporate shareholders at a lower rate. Covered calls also are subject to federal tax rules that: (1) limit the allowance of certain losses or deductions by an Underlying Fund; (2) convert an Underlying Fund’s long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert an Underlying Fund’s ordinary losses or deductions to capital losses, the deductibility of which are more limited; and/or (4) cause an Underlying Fund to recognize income or gains without a corresponding receipt of cash.
Undervalued Securities Risk. An Underlying Fund may seek to invest in securities that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these developments do not occur, the market price of these securities may not rise as expected or may fall.
Valuation Risk. The sales price an Underlying Fund could receive for a portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are fair valued. Fair valuation is subjective and different market participants may assign different values to the same security.
Yield Risk. The yields received by an Underlying Fund on its investments will generally decline as interest rates decline.
Further Information on Investment Objectives, Principal Investment Strategies and Principal Risks of the Underlying Funds. A concise description of the investment objectives, principal investment strategies, and a detailed description of the principal risks of each of the Underlying Funds and direct investments that are currently expected to be used for investment by the Fund as of the date of this prospectus is provided in “The Funds in Greater Detail” section.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows how the Fund’s average annual returns for the 1-year and Life of Class periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.foresters.com or by calling 1 (800) 423-4026.
Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the period shown, the highest quarterly return was 2.25% (for the quarter ended March 31, 2016) and the lowest quarterly return was -2.24% (for the quarter ended September 30, 2015).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	Life of Class*
Class A Shares
(Return Before Taxes)	0.33%	1.39%
(Return After Taxes on Distributions)	-1.11%	0.00%
(Return After Taxes on Distributions and Sale of Fund Shares)	-0.07%	0.36%
Advisor Class Shares (Return Before Taxes)	4.84%	2.64%
BofA Merrill Lynch U.S. Broad Market Index (reflects no deduction for fees, expenses or taxes)	3.60%	2.26%
* The average annual total returns shown are for the period since the Fund’s commencement on 4/3/13.
The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and will vary for other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser: Foresters Investment Management Company, Inc. (“FIMCO”)
Portfolio Manager: Clark D. Wagner, President of FIMCO, has served as the Portfolio Manager since the Fund’s inception in 2013.
Purchase and Sale of Fund Shares: You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at:

Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1(800)423-4026. The minimum initial purchase for Class A shares and Advisor Class shares is $1,000. The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan. Subsequent investments can be made in any U.S. dollar amount.
Tax Information: The Fund’s distributions are generally taxable, and will be taxed to you as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred arrangement may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries: The Fund is primarily sold to retail investors through its principal underwriter, Foresters Financial Services, Inc. (“FFS”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company. FFS representatives receive compensation for selling the Funds. The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries, that receive compensation for selling First Investors Funds. These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend First Investors Funds over other funds. For more information ask your representative or your financial intermediary, see the Fund’s SAI or visit Foresters Financial’s or your financial intermediary’s website.

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